UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2007

GREATER BAY BANCORP 401(k) PLAN

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On March 26, 2007, Greater Bay Bancorp dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm for purposes of auditing the Greater Bay Bancorp 401(k) Plan (the “Plan”). The authorization to change the Plan’s independent registered public accounting firm was made by the Chairman of the Audit Committee of Greater Bay Bancorp.

During the Plan’s fiscal years ended December 31, 2005 and 2004, the reports of PricewaterhouseCoopers LLP on the Plan’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Plan’s fiscal years ended December 31, 2005 and 2004 and through March 23, 2007, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the Plan’s fiscal years ended December 31, 2005 and 2004 and through March 23, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

PricewaterhouseCoopers LLP furnished the Plan with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. A copy of PricewaterhouseCoopers LLP’s letter, dated March 26, 2007, is filed as Exhibit 16 to this Form 8-K.

On March 23, 2007, the Chairman of the Audit Committee of Greater Bay Bancorp authorized the appointment of Mohler, Nixon & Williams as its independent registered public accounting firm. During the Plan’s fiscal years ended December 31, 2005 and 2004 and through March 23, 2007, neither the Plan nor anyone acting on behalf of the Plan consulted with Mohler, Nixon & Williams about any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements. No written report to the Plan or the Plan Administrator or oral advice was provided by Mohler, Nixon & Williams which that firm concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16	Letter of PricewaterhouseCoopers LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP
	By:	ADMINISTRATIVE COMMITTEE

Date: March 26, 2007	By:	/s/ KAMRAN HUSAIN
Kamran Husain
Senior Vice President, Controller

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
16	Letter of PricewaterhouseCoopers LLP

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